SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): August 20, 2001


                        Commission File Number 0001071113


                              LYON INVESTMENTS B.V.
             (Exact name of registrant as specified in its charter)


         THE NETHERLANDS
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              Lyon Investments B.V.
                            Officia 1, De Boelelaan 7
                                1083 HJ Amsterdam
                                 The Netherlands
          (Address of principal executive offices, including zip code)

                           Telephone: (31 313) 429 437
              (Registrant's telephone number, including area code)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Lyon Investments B.V. ("Lyon") is a subsidiary of The Derby Cycle Corporation, a Delaware corporation (the "Company"). On August 20, 2001, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing that on August 20, 2001 the Company filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. In the same press release, the Company also announced that on August 20, 2001 it entered into an Asset Purchase Agreement with Cycle Bid Co., a Delaware corporation, providing for the sale of substantially all of its worldwide operations to Cycle Bid Co. (the "Asset Sale"). Cycle Bid Co. is a corporation newly formed in order to facilitate a buyout by many of the existing members of management and stockholders of the Company and its subsidiaries. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.1.

The Asset Sale is subject to a number of conditions, including approval by the bankruptcy court, certain government regulatory approvals and certain other customary conditions. No assurances can be given that the Asset Sale will be completed or that the Asset Sale will be consummated on the terms contained in the Asset Purchase Agreement attached hereto.

As previously announced, the Company and Lyon (together with the Company, the "Issuers") have commenced an offer to purchase their $100 million principal amount 10% Senior Notes due 2008; and Lyon, on behalf of the Issuers, has commenced an offer to purchase the Issuers' DM110,000,000 principal amount 9-3/8% Senior Notes due 2008. The Company does not expect that its bankruptcy filing will affect the two offers to purchase.

Lyon's financial reports are prepared by the Company. Because the Company has devoted a substantial portion of its resources to the bankruptcy filing and to negotiating the Asset Purchase Agreement, Lyon expects that it will not file its Quarterly Report on Form 10-Q for the quarter ending on July 1, 2001 for another two weeks.

CERTAIN STATEMENTS ABOUT LYON'S AND THE COMPANY'S FUTURE PERFORMANCE INCLUDED IN THIS FORM 8-K AND THE ATTACHED EXHIBITS ARE FORWARD LOOKING STATEMENTS SUBJECT TO THE SAFE HARBOR CREATED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. MANAGEMENT CAUTIONS THAT LYON'S AND THE COMPANY'S PERFORMANCES ARE HIGHLY DEPENDENT UPON A VARIETY OF IMPORTANT FACTORS, INCLUDING, AMONG OTHER THINGS, CYCLES OF CUSTOMER ORDERS, SHIPMENTS OF COMPONENTS FROM FOREIGN SUPPLIERS, CHANGING CONSUMER TRENDS AND CURRENCY FLUCTUATIONS.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


                  EXHIBIT NUMBER        DESCRIPTION
                  --------------        -----------

                  10.1 Asset Purchase Agreement, dated as of August 20, 2001, by and between The Derby Cycle Corporation and Cycle Bid Co.

                  99.1 Press Release, dated August 20, 2001, announcing the filing by The Derby Cycle Corporation of a petition for relief under Chapter 11 of the U.S. Bankruptcy Code.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   LYON INVESTMENTS B.V.


                                   By:  /s/ Simon J. Goddard
                                        ---------------------------------------
                                        Name:   Simon J. Goddard
                                        Title:  Managing Director


Dated:  August 20, 2001

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                                  DESCRIPTION
--------------                                  -----------

10.1 Asset Purchase Agreement, dated as of August 20, 2001, by and between The Derby Cycle Corporation and Cycle Bid Co.

99.1 Press Release, dated August 20, 2001, announcing the filing by The Derby Cycle Corporation of a petition for relief under Chapter 11 of the U.S. Bankruptcy Code.